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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 25, 2005
                Date of Report (Date of earliest event reported)

                               EDGAR ONLINE, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    0-26071                 06-1447017
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                  Identification Number)

                50 Washington Street, Norwalk, Connecticut 06854
               (Address of principal executive offices) (Zip Code)

                                 (203) 852-5666
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

This Form 8-K has been furnished by EDGAR Online, Inc. (the "Company") solely for the purpose of participation in the SEC's voluntary XBRL Pilot Project, and incorporates by reference our Form 8-K filed February 1, 2005 and our Form 10-K filed March 25, 2005, which presented the Company's financial results for the year ended December 31, 2004. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1         Press Release dated April 25, 2005

Exhibit 100.INS      XBRL Instance Document
                     (File name: EDGR_2004_10K.xml)

Exhibit 100.SCH      XBRL Taxonomy Extension Schema Document
                     (File name: edgr-20050228.xsd)

Exhibit 100.PRE XBRL Taxonomy Extension Presentation Linkbase Document (File name: edgr-20050228_pre.xml)

Exhibit 100.LAB XBRL Taxonomy Extension Label Linkbase Document (File name: edgr-20050228_lab.xml)

Exhibit 100.CAL XBRL Taxonomy Extension Calculation Linkbase Document (File Name: edgr-20050228_cal.xml)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EDGAR ONLINE, INC.
                                           (Registrant)

Date: April 25, 2005                       EDGAR ONLINE, INC.

                                           /s/ Susan Strausberg
                                           -------------------------------------
                                           Susan Strausberg
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX

                                  Exhibit Index

This Form 8-K has been furnished by EDGAR Online, Inc. (the "Company") solely for the purpose of participation in the SEC's voluntary XBRL Pilot Project, and incorporates by reference our Form 8-K filed February 1, 2005 and our Form 10-K filed March 25, 2005, which presented the Company's financial results for the year ended December 31, 2004. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

EXHIBIT NO.          DESCRIPTION
-----------------    -------------------------------------------------------

Exhibit 99.1         Press Release dated April 25, 2005

Exhibit 100.INS      XBRL Instance Document
                     (File name: EDGR_2004_10K.xml)

Exhibit 100.SCH      XBRL Taxonomy Extension Schema Document
                     (File name: edgr-20050228.xsd)

Exhibit 100.PRE XBRL Taxonomy Extension Presentation Linkbase Document (File name: edgr-20050228_pre.xml)

Exhibit 100.LAB XBRL Taxonomy Extension Label Linkbase Document (File name: edgr-20050228_lab.xml)

Exhibit 100.CAL XBRL Taxonomy Extension Calculation Linkbase Document (File Name: edgr-20050228_cal.xml)